UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 8, 2010 (September 7, 2010)

KEATING CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53504	26-2582882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5251 DTC Parkway, Suite 1000 Greenwood Village, CO 80111
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 889-0139

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On September 7, 2010, the Board of Directors of Keating Capital, Inc. (the “Company”), including all of the Company’s independent directors, took action by written consent without a meeting, to appoint Frederic M. Schweiger to serve as the Company’s Chief Compliance Officer, replacing Brett W. Green, effective September 7, 2010.

In addition, the Board of Directors appointed Mr. Schweiger serve as the Company’s Chief Operating Officer and Secretary effective September 7, 2010.  Kyle L. Rogers, who previously served as the Company’s Chief Operating Officer and Secretary, was appointed by the Board of Directors to serve as the Company’s Chief Investment Officer effective September 7, 2010.

Biographical and other information for Messrs. Schweiger and Rogers is contained in the Company’s Prospectus dated May 26, 2010 filed with the U.S. Securities and Exchange Commission, and such information is included herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 8, 2010	KEATING CAPITAL, INC.

		By:	/s/ Timothy J. Keating
Timothy J. Keating
President and Chief Executive Officer